SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2010

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	000-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Form 8-K filed by Bryn Mawr Bank Corporation (“BMBC”) on July 1, 2010 to include the financial information required by Item 9.01 of the Form 8-K in connection with BMBC’s recent acquisition of First Keystone Financial, Inc. (“FKF”).

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of FKF as of September 30, 2009 and 2008 are incorporated as Exhibit 99.2 (incorporated into this Item 9.01 by reference to FKF’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009)

The unaudited consolidated balance sheet of FKF as of June 30, 2010, and the unaudited consolidated statements of income, unaudited consolidated statements of cash flows and unaudited consolidated statements of changes in shareholders’ equity of FKF each for the nine months ended June 30, 2010 and 2009 attached as Exhibit 99.3 and incorporated into this Item 9.01 by reference.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item is attached as Exhibit 99.4 and is incorporated into this Item 9.01 by reference.

(c)	Not required.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of November 3, 2009, by and between BMBC and FKF (incorporated by reference to Exhibit 2.1 to BMBC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2009)

10.1	Amended and Restated Transition, Consulting, Noncompetition and Retirement Agreement, dated November 25, 2008, by and among First Keystone Financial, Inc., First Keystone Bank and Donald S. Guthrie, as assumed by Bryn Mawr Bank Corporation and The Bryn Mawr Trust Company as of July 1, 2010 (previously filed as Exhibit 10.1 to BMBC’s Current Report on Form 8-K filed on July 1, 2010)

23.1	Consent of S.R. Snodgrass, A.C.

99.1	Press release dated July 1, 2010 (previously filed as Exhibit 99.1 to BMBC’s Current Report on Form 8-K filed on July 1, 2010)

99.2	Audited consolidated financial statements of FKF as of September 30, 2009 and 2008 (incorporated herein by reference to FKF’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 filed with the Securities and Exchange Commission on December 18, 2009)

99.3	Unaudited consolidated balance sheet of FKF as of June 30, 2010 and September 30, 2009, and unaudited consolidated statements of income, unaudited consolidated statements of cash flows and unaudited consolidated statements of changes in shareholders’ equity of FKF each for the nine months ended June 30, 2010 and 2009

99.4	Unaudited pro forma combined consolidated balance sheet as of June 30, 2010 and unaudited pro forma combined consolidated statements of income for the six months and year ended June 30, 2010 and December 31, 2009, respectively

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2010	BRYN MAWR BANK CORPORATION

	By:	/S/ FREDERICK C. PETERS, II
Frederick C. Peters, II President and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of November 3, 2009, by and between BMBC and FKF (incorporated by reference to Exhibit 2.1 to BMBC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2009)

10.1	Amended and Restated Transition, Consulting, Noncompetition and Retirement Agreement, dated November 25, 2008, by and among First Keystone Financial, Inc., First Keystone Bank and Donald S. Guthrie, as assumed by Bryn Mawr Bank Corporation and The Bryn Mawr Trust Company as of July 1, 2010 (previously filed as Exhibit 10.1 to BMBC’s Current Report on Form 8-K filed on July 1, 2010)

23.1	Consent of S.R. Snodgrass, A.C.

99.1	Press release dated July 1, 2010 (previously filed as Exhibit 99.1 to BMBC’s Current Report on Form 8-K filed on July 1, 2010)

99.2	Audited consolidated financial statements of FKF as of September 30, 2009 and 2008 (incorporated herein by reference to FKF’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 filed with the Securities and Exchange Commission on December 18, 2009)

99.3	Unaudited consolidated balance sheet of FKF as of June 30, 2010 and September 30, 2009, and unaudited consolidated statements of income, unaudited consolidated statements of cash flows and unaudited consolidated statements of changes in shareholders’ equity of FKF each for the nine months ended June 30, 2010 and 2009

99.4	Unaudited pro forma combined consolidated balance sheet as of June 30, 2010 and unaudited pro forma combined consolidated statements of income for the six months and year ended June 30, 2010 and December 31, 2009, respectively

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